UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 15, 2016
Date of report (Date of earliest event reported)

Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the annual shareholders meeting on June 15, 2016, the shareholders of Condor Hospitality Trust, Inc. (the “Company” or “Condor) approved the Condor 2016 Stock Plan. The stock plan authorizes the issuance of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, deferred stock units and other forms of stock-based compensation to officers and other employees of Condor and its subsidiaries.  The maximum number of shares of Condor's common stock that may be issued under the this Plan is 3,000,000, provided, however, awards under this Plan may not exceed 250,000 shares of common stock prior to the conversion into common stock of all of the shares of the Series D convertible preferred stock. The principal features of the plan are summarized on pages 28 to 31 of Condor’s proxy statement for the annual shareholders meeting held on June 15, 2016 and incorporated herein by this reference.  The forgoing description and the proxy statement summary are qualified in their entirety by reference to the Condor 2016 Stock Plan, filed as an Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on June 15, 2016.  The holders of the common stock and the Series D convertible preferred stock, voting as one class, (i) elected nine directors for an annual term or until their successors have been duly elected and qualified; (ii) approved elimination of the requirement that the Board of Directors receive certain shareholder representations in connection with conversions of Series D convertible preferred stock as long as the Board is able to obtain the opinion of counsel specified in Article IX(A)(7) of the Amended and Restated Articles of Incorporation; (iii) approved the Condor 2016 Stock Plan; (iv) approved on an advisory basis, a resolution approving Condor’s named executive officers compensation; and (v) ratified the appointment of KPMG LLP as independent auditors of the Company for 2016.

For the annual meeting there were 4,941,878 shares of common stock and 6,245,156 shares of Series D Convertible preferred stock outstanding and eligible to vote as one class, representing 43,974,103 votes eligible to be cast at the meeting, of which holders of common stock and Series D convertible preferred stock representing 43,733,729 votes were present at the meeting in person or by proxy.  The tabulation for each matter voted upon at the meeting by the common stock and the Series D convertible stock was as follows:

Nine nominees were elected to serve as Directors of the Company by the following vote:

	Votes For	Votes Withheld
J. William Blackham	41,651,733	17,971
Daphne J. Dufresne	41,659,538	10,166
Daniel R. Elsztain	41,582,371	87,333
James H. Friend	41,507,334	162,370
Jeffrey Giller	41,652,365	17,339
Donald J. Landry	41,658,632	11,072
John M. Sabin	41,624,280	45,424
Mark D. Linehan	41,660,358	9,346
J. Brendan MacDonald	41,647,086	22,618
Broker Non-Vote: 2,064,025

The shareholders approved elimination of the requirement that the Board of Directors receive certain shareholder representations in connection with conversions of Series D convertible preferred stock as long as the Board is able to obtain the opinion of counsel specified in Article IX(A)(7) of the Amended and Restated Articles of Incorporation by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

41,592,406	46,186	31,112	2,064,025

The shareholders approved the Condor 2016 Stock Plan by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

41,558,812	94,269	16,623	2,064,025

The shareholders approved on an advisory basis, a resolution approving Condor’s named executive officers compensation:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

41,553,316	82,526	33,862	2,064,025

The shareholders ratified the appointment of KPMG LLP as independent auditors for 2016 by the following vote:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote

43,658,344	18,290	57,095	0

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Condor 2016 Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Condor Hospitality Trust, Inc.

Date: June 17, 2016	By: /s/ Jonathan J. Gantt
Name: Jonathan J. Gantt
Title: Chief Financial Officer and Senior Vice President

EXHIBIT LIST

Exhibit 10.1	Condor 2016 Stock Plan